UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                DECEMBER 21, 2000
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          SECURITY CAPITAL CORPORATION
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER



           DELAWARE                   1-7921                   13-3003070
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE           (I.R.S. EMPLOYEE
INCORPORATION OR ORGANIZATION)         NUMBER)               IDENTIFICATION NO.)


              THREE PICKWICK PLAZA, SUITE 310, GREENWICH, CT 06930
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (203) 625-0770
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


               ONE PICKWICK PLAZA, SUITE 310, GREENWICH, CT 06930
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              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGE SINCE LAST REPORT)

The Current Report on Form 8-K of Security Capital Corporation initially filed with the Securities and Exchange Commission on January 5, 2001 (the "8-K") is being amended to add the pro forma financial information required by Item 7(b) of Form 8-K. The information set forth in Item 7(a) of the 8-K has not changed. Accordingly, Item 7(b) of the 8-K is amended and restated in its entirety as follows:

Item 7.     Financial Statements and Exhibits


      (b)   Pro Forma Financial Information

INTRODUCTION:

The pro forma combined financial information presented herein gives pro forma effect to the acquisition by Security Capital Corporation ("Security Capital") of Health Power, Inc. ("Health Power") and its subsidiaries, which was completed on December 21, 2000. The acquisition was completed through the merger of HP Acquisition Corp., a Delaware corporation which had been an indirect subsidiary of Security Capital, with and into Health Power, as the surviving corporation of the merger. Through the Merger, the Company, through its wholly-owned subsidiary, WC Holdings, Inc., acquired an effective 80% interest in Health Power and its subsidiaries, with members of the executive management team of Health Power acquiring, in the aggregate, the remaining 20% of Health Power's equity.

The acquisition was accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16, BUSINESS COMBINATIONS. The allocation of purchase price to the tangible and intangible assets acquired, as reflected in the Pro Forma Combined Balance Sheet as of September 30, 2000, was based upon preliminary determination of the fair value of the tangible and intangible assets. As such, the final allocation of purchase price may vary from that presented herein.

The accompanying Pro Forma Combined Balance Sheet as of September 30, 2000 is intended to reflect the acquisition of Health Power as if it had been consummated on September 30, 2000.

The accompanying Pro Forma Combined Statements of Operations for the year ended December 31, 1999 and for the nine months ended September 30, 2000 are intended to reflect the acquisition of Health Power as if it had been consummated on January 1, 1999.

The accompanying Pro Forma Combined Financial Information does not purport to be indicative of the results of operations and financial condition that would have been achieved had the acquisition and disposition actually been consummated at the beginning of the respective fiscal periods presented. In addition, the accompanying Pro Forma Combined Financial Information does not purport to be indicative of the results of operations which may be achieved in the future.

The accompanying Pro Forma Combined Financial Information has been prepared using the assumptions set forth in the accompanying Notes to the Pro Forma Combined Financial Information and should be read in conjunction with the audited consolidated financial statements and notes thereto contained in Security Capital's Annual Report filed with the Securities and Exchange Commission (the "Commission") on Form 10-K for its fiscal year ended December 31, 1999, Security Capital's Quarterly Reports filed with the Commission on Form 10-Q for its fiscal quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, and the financial statements of Health Power incorporated by reference herein pursuant to Item 7(a) of this Form 8-K.

Security Capital Corp and Subsidiaries
Pro Forma Combined Balance Sheet (Unaudited)
September 30, 2000

                                              HISTORICAL
                                         ------------------------------------              PRO FORMA
                                         SECURITY CAPITAL    WC HOLDING, INC.     ---------------------------
                                                CORP         HEALTH POWER, INC.    ADJUSTMENT      REFERENCE     PRO FORMA COMBINED
                                         -----------------   ------------------   ------------    -----------    -------------------
        Assets
Cash and cash equivalents ............   $         970,000    $       3,991,000   $ 33,000,000        (1)        $         2,961,000
                                                                                   (35,000,000)       (2)
Accounts receivable, net .............          22,136,000            4,022,000                                           26,158,000
Inventory ............................           6,443,000                 --                                              6,443,000
Current assets of discontinued
  operations .........................                --                 55,000                                               55,000
Other current assets .................             950,000            1,006,000                                            1,956,000
                                         -----------------    -----------------                                  -------------------
Total Current Assets .................          30,499,000            9,074,000                                           37,573,000
Property and Equipment, net ..........           1,838,000            4,152,000                                            5,990,000
Goodwill .............................          37,230,000            9,238,000     35,000,000        (2)                 70,012,000
                                                                                   (11,456,000)       (3)
Taxes ................................             795,000              256,000                                            1,051,000
Other Assets .........................             465,000               64,000                                              529,000
                                         -----------------    -----------------                                  -------------------
Total Assets .........................   $      70,827,000    $      22,784,000                                  $       115,155,000
                                         =================    =================                                  ===================
          Liabilities
Accounts payable .....................   $       2,018,000    $         789,000                                  $         2,807,000
Deferred Revenue .....................           2,171,000            4,736,000                                            6,907,000
Current liabilities of discontinued
  operations .........................                                    2,000                                                2,000
Current notes payable ................          17,072,000            1,567,000      6,000,000        (1)                 35,489,000
                                                                                     8,000,000        (1)
                                                                                     2,850,000        (4)
Other current liabilities ............           3,386,000            2,177,000                                            5,563,000
                                         -----------------    -----------------                                  -------------------
Total Current Liabilities ............          24,647,000            9,271,000                                           50,768,000
Long-Term Debt .......................          13,998,000            1,576,000     17,000,000        (1)                 29,724,000
                                                                                    (2,850,000)       (4)
Other liabilities ....................           2,075,000              481,000                                            2,556,000
                                         -----------------    -----------------                                  -------------------
Total Liabilities ....................          40,720,000           11,328,000                                           83,048,000

Minority Interest ....................           1,708,000                 --        2,000,000        (1)                  3,708,000

Redeemable Preferred Stock ...........           2,434,000                 --                                              2,434,000

Stockholders Equity ..................          25,965,000           11,456,000    (11,456,000)       (3)                 25,965,000
                                         -----------------    -----------------                                  -------------------
Total Liabilities and Stockholders
  Equity .............................   $      70,827,000    $      22,784,000                                  $       115,155,000
                                         =================    =================                                  ===================

NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION  (UNAUDITED)

The following describes the pro forma adjustments made to the accompanying Pro Forma Combined Balance Sheet at September 30, 2000.

(1) To record proceeds of $8,000,000 from a revolving line of credit borrowings used to consummate the acquisition.
      To record proceeds of $17,000,000 from a new long term borrowings used to consummate the acquisition. To record proceeds of $2,000,000 from Minority Interest.
      To record proceeds of $6,000,000 from a new borrowing used to consummate the acquisition.

(2)   To record cash paid to purchase Health Power Inc. and Subsidiaries.
      Cash payments include cash paid to the previous owners and management of $32,194,829, payment of a line of credit of $386,950 and payments for closing costs and professional fees totaling $2,418,221.

(3)   To eliminate the equity of WC Holdings.

(4)   To reclassify the current portion of the long term borrowings in footnote
      # 1.

Security Capital Corp and Subsidiaries
Pro Forma Combined Statements of Operations (Unaudited)
For the Year Ended December 31, 1999

                                                       HISTORICAL
                                           -------------------------------------           PRO FORMA
                                           SECURITY CAPITAL   WC HOLDING, INC.      -------------------------
                                                 CORP         HEALTH POWER, INC.    ADJUSTMENT     REFERENCE     PRO FORMA COMBINED
                                           ----------------   ------------------    -----------    ----------    ------------------
Revenue ................................   $     37,345,000   $       38,262,000    $      --                    $       75,607,000

Cost of Revenues .......................         17,188,000                 --        9,565,000        (1)               26,753,000
                                           ----------------   ------------------                                 ------------------
Gross Margin ...........................         20,157,000           38,262,000     (9,565,000)                         48,854,000

Expenses
   Selling, general and administrative .         15,359,000           35,043,000        782,000        (2)               42,039,000
                                                                                     (9,565,000)       (1)
                                                                                        420,000        (3)
                                           ----------------   ------------------                                 ------------------
       Income (loss) from operations ...          4,798,000            3,219,000     (1,202,000)                          6,815,000

Interest expense and other, net ........         (3,358,000)            (224,000)    (2,625,000)       (4)               (6,207,000)
                                           ----------------   ------------------                                 ------------------
Income from continuing operations
  before income taxes ..................          1,440,000            2,995,000     (3,827,000)                            608,000

Federal, state and local taxes .........            768,000            1,539,000      1,218,000        (5)                3,525,000

Minority Interest ......................           (273,000)                --         (385,000)       (6)                 (658,000)
                                           ----------------   ------------------                                 ------------------
Income from continuing operations ......          1,935,000            4,534,000     (2,994,000)                          3,475,000

Net Income from Discontinued
  Operations ...........................               --               (650,000)          --                              (650,000)
                                           ----------------   ------------------                                 ------------------
Net Income .............................          1,935,000            3,884,000     (2,994,000)                          2,825,000

Preferred stock accretion ..............           (206,000)                --             --                              (206,000)
                                           ----------------   ------------------                                 ------------------
Net income available to Common
  Stockholders .........................   $      1,729,000   $        3,884,000    $(2,994,000)                 $        2,619,000
                                           ================   ==================                                 ==================
Earnings Per Share
    Basic ..............................   $           0.28                                                      $             0.43
    Diluted ............................   $           0.28                                                      $             0.43

Weighted Average Shares Outstanding
    Basic ..............................          6,150,000                                                               6,150,000
    Diluted ............................          6,150,000                                                               6,150,000

NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION (UNAUDITED)

The following describes the pro forma adjustments made to the accompanying Pro Forma Combined Statement of Operations for the year ended December 31, 1999.

1) To reclassify cost of revenues from selling, general and admistriative expenses.

2) To record 12 months of pro forma amortization expense of $1,177,000 attributable to intangibles created from the acquisition, net of deduction of old amortization of $395,000 from Health Power Inc., over a 20-year period.

3)    To record 12 months of management fee payable to related party.

4) To record 12 months of pro forma interest expense attributable to debt incurred in connection with the acquisition.

5)    To record pro forma tax effects.

6)    To eliminate minority interest not assumed by Security Capital
      Corporation.

Security Capital Corp and Subsidiaries
Pro Forma Combined Statements of Operations (Unaudited)
For the Nine Months Ended September 30, 2000

                                                       HISTORICAL
                                           -------------------------------------           PRO FORMA
                                           SECURITY CAPITAL   WC HOLDING, INC.      -------------------------
                                                 CORP         HEALTH POWER, INC.    ADJUSTMENT     REFERENCE     PRO FORMA COMBINED
                                           ----------------   ------------------    -----------    ----------    ------------------
Revenue ................................   $     33,774,000   $       35,407,000    $      --                    $       69,181,000

Cost of Revenues .......................         14,043,000                 --        8,852,000        (1)               22,895,000
                                           ----------------   ------------------                                 ------------------
Gross Margin ...........................         19,731,000           35,407,000     (8,852,000)                         46,286,000

Expenses
   Selling, general and administrative .         12,124,000           30,968,000        502,000        (2)               35,057,000
                                                                                     (8,852,000)       (1)
                                                                                        315,000        (3)
                                           ----------------   ------------------                                 ------------------
       Income (loss) from operations ...          7,607,000            4,439,000       (817,000)                         11,229,000

Interest expense and other, net ........         (2,678,000)              66,000     (1,800,000)       (4)               (4,412,000)
                                           ----------------   ------------------                                 ------------------
Income from continuing operations
  before income taxes ..................          4,929,000            4,505,000     (2,617,000)                          6,817,000

Federal, state and local taxes .........         (1,893,000)          (1,775,000)       846,000        (5)               (2,822,000)

Minority Interest ......................           (511,000)                --         (192,000)       (6)                 (703,000)
                                           ----------------   ------------------                                 ------------------
Income from continuing operations ......          2,525,000            2,730,000     (1,963,000)                          3,292,000

Net Income from Discontinued
  Operations ...........................               --              1,637,000           --                             1,637,000
                                           ----------------   ------------------                                 ------------------
Net Income .............................          2,525,000            4,367,000     (1,963,000)                          4,929,000

Preferred stock accretion ..............           (227,000)                --             --                              (227,000)
                                           ----------------   ------------------                                 ------------------
Net income available to common
  stockholders .........................   $      2,298,000   $        4,367,000    $(1,963,000)                 $        4,702,000
                                           ================   ==================                                 ==================
Earnings Per Share
    Basic ..............................   $           0.36                                                      $             0.73
    Diluted ............................   $           0.35                                                      $             0.71

Weighted Average Shares Outstanding
    Basic ..............................          6,442,309                                                               6,442,309
    Diluted ............................          6,942,309                                                               6,942,309

NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION (UNAUDITED)


The following describes the pro forma adjustments made to the accompanying Pro Forma Combined Statement of Operations for the year ended December 31, 1999.

1) To reclassify cost of revenues from selling, general and admistriative expenses.

2) To record 9 months of pro forma amortization expense of $883,000 attributable to intangibles created from the acquisition, net of deduction of old amortization of $381,000 from Health Power Inc., over a 20-year period.

3)    To record 9 months of management fee payable to related party.

4) To record 9 months of pro forma interest expense attributable to debt incurred in connection with the acquisition.

5)    To record pro forma tax effects.

6)    To eliminate minority interest not assumed by Security Capital
      Corporation.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SECURITY CAPITAL CORPORATION


Date: March 6, 2001                       By:  /S/ BRIAN D. FITZGERALD
                                          Name: Brian D. Fitzgerald
                                          Title:   Chairman